UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 South Jefferson Street, SW

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2007, Luna Innovations Incorporated (“Luna”) entered into a multi-year intellectual property licensing, development and supply agreement (the “Agreement”) with Intuitive Surgical, Inc. (“Intuitive”) pursuant to which Luna and Intuitive will collaborate on integrating Luna’s fiber-optic shape-sensing product into Intuitive’s minimally-invasive robotic surgical products. In addition, Luna granted to Intuitive certain royalty-free licenses.

Under the Agreement, both Luna and Intuitive are obligated to use commercially reasonable efforts to meet certain development criteria. Luna is to develop a fiber optic-based shape-sensing product that meets certain specifications, and Intuitive shall share its technology with Luna as necessary to support Luna’s performance of such development obligations. Following the completion of the development work specified in the Agreement, Luna is obligated to use commercially reasonable efforts to supply Intuitive with all of Intuitive’s commercial requirements of the shape-sensing product that Luna develops under that Agreement. Intuitive is obligated to purchase its reasonable commercial requirements of certain shape-sensing products from Luna and to purchase a minimum number of such products from Luna over the term of the Agreement subject to certain termination rights of the parties and to other limitations.

Pursuant to the Agreement, Intuitive agreed to pay Luna certain fees including an up-front license fee, development fees payable in quarterly installments over the initial year-and-a-half period following the date of the Agreement, and certain other fees, subject to certain termination rights by Intuitive and other rights of repayment or reduction. Such fees do not include the minimum purchase requirements of Intuitive, which are subject to the successful completion of the development criteria and certain other terms and conditions. Transfer pricing for the shape-sensing products supplied by Luna is based on certain Luna costs plus an agreed upon formula.

A copy of the Agreement is attached hereto as Exhibit 10.1, and a press release announcing the Agreement is attached hereto as Exhibit 99.1

Item 9.01(d). Exhibits

Exhibit No.	Description
10.1*	Development and Supply Agreement by and between Luna Innovations Incorporated and Intuitive Surgical, Inc. dated June 11, 2007
99.1	Press Release dated June 14, 2007 by Luna Innovations Incorporated

*	Confidential Treatment Requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Aaron S. Hullman
Aaron S. Hullman
Vice President and General Counsel

Date: June 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Development and Supply Agreement by and between Luna Innovations Incorporated and Intuitive Surgical, Inc. dated June 11, 2007
99.1	Press Release dated June 14, 2007 by Luna Innovations Incorporated.

*	Confidential Treatment Requested